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                                  EXHIBIT 24

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint John F. O'Brien, J. Kendall Huber and Edward J. Parry III, and each of them singly, our true and lawful attorneys, with full power in each of them, sign for and in each of our names and in any and all capacities, Form 10-K of Allmerica Financial Corporation (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below.

            Signature                  Title                      Date
            ---------                  -----                      ----


     /s/ John F. O'Brien      Director, President and CEO         2/19/01
----------------------------
        John F. O'Brien


     /s/ Edward J. Parry III  Vice President and CFO              2/19/01
----------------------------
        Edward J. Parry III


     /s/ Michael P. Angelini  Director                            2/19/01
----------------------------
        Michael P. Angelini


     /s/ E. Gordon Gee        Director                            2/19/01
----------------------------
        E. Gordon Gee


     /s/ Samuel J. Gerson     Director                            2/19/01
----------------------------
        Samuel J. Gerson



     /s/ Gail L. Harrison     Director                            2/19/01
----------------------------
        Gail L. Harrison


     /s/ Robert P. Henderson  Director                            2/19/01
----------------------------
        Robert P. Henderson


     /s/ M. Howard Jacobson   Director                            2/19/01
----------------------------
        M. Howard Jacobson


     /s/ Wendell J. Knox      Director                            2/19/01
----------------------------
       Wendell J. Knox


     /s/ Robert J. Murray     Director                            2/19/01
----------------------------
       Robert J. Murray


     /s/ Terrence Murray      Director                            2/20/01
----------------------------
       Terrence Murray


      /s/ John R. Towers      Director                            2/19/01
----------------------------
       John R. Towers


      /s/ Herbert M. Varnum   Director                            2/19/01
----------------------------
       Herbert M. Varnum